UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2024

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	PCAR	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

On April 30, 2024, the PACCAR Inc Board of Directors (the “Board”) elected Pierre R. Breber and Brice C. Hill to the Board effective July 1, 2024. The size of the Board will increase to fourteen members effective July 1, 2024. The Board also elected Luiz A. S. Pretti to the Board effective September 1, 2024. Mr. Pretti will fill the vacancy created by the retirement of Franklin L. Feder on August 30, 2024.

Mr. Breber and Mr. Hill will be assigned to the Audit Committee of the Board effective July 1, 2024. Mr. Pretti will be assigned to the Compensation Committee of the Board effective September 1, 2024. There are no reportable transactions under Item 404(a) of Regulation S-K. Mr. Breber, Mr. Hill and Mr. Pretti will receive compensation for services in accordance with the Company’s standard compensatory arrangements for non-employee directors described in the Company’s March 20, 2024 proxy statement (the “Proxy Statement”).

Press releases announcing the Board actions are attached as Exhibits 99.1 and 99.2 to this Report.

Long Term Performance Cash Awards

On April 29, 2024, the Compensation Committee of the Board approved the Long Term Performance Cash Awards (“LTIP Cash Awards”) for the 2021-2023 cycle under the Long Term Incentive Plan for the Named Executive Officers identified in the Proxy Statement . The total compensation for each Named Executive Officer reported in the Summary Compensation Table on page 26 of the Proxy Statement has been recalculated to include the LTIP Cash Awards as follows:

Named Executive Officer	Non-Equity Incentive Plan Compensation LTIP Cash Award	Total Compensation
R. P. Feight	$5,250,000	$20,908,665
H. C. Schippers	$1,713,800	$8,411,029
C. M. Dozier	$780,000	$5,135,340
D. C. Siver	$774,240	$4,859,288
T. R. Hubbard	$561,925	$2,869,160

CEO Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For 2023, our last completed fiscal year:

a)	the annual total compensation of PACCAR’s median employee (excluding Mr. Feight, our Chief Executive Officer) was $93,387;

b)	the annual total compensation of our Chief Executive Officer was $20,908,665; and

c)	the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of PACCAR’s median employee was 224 to 1.

Methodology for Determining Our Median Employee and Annual Total Compensation

To identify the median of the annual total compensation of all our employees and to determine the annual total compensation (and any elements of annual total compensation) of our median employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows:

1.

As of October 1, 2023, our employee population consisted of approximately 30,000 individuals working at our parent company and subsidiaries located in the United States, Europe (primarily in Belgium, England and the Netherlands), Mexico, Canada, Australia and in various other countries.

We selected October 1, 2023, to allow sufficient time to identify the median employee given the size and global scope of our operations.

2.	We annualized the compensation for any employees who were not employed by us for the full nine-month period ending on September 30, 2023.

3.

We then identified and calculated the elements of our median employee’s compensation for fiscal 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation in the amount of $93,387. The median employee’s annual total compensation includes all elements of compensation reported in the Summary Compensation Table.

4.	For the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the Summary Compensation Table.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders was held on April 30, 2024.

(b) The following is a brief description and vote count of all items voted on at the annual meeting:

Item No. 1. Election of directors.

The following persons were elected to serve as directors with a term expiring in 2025:

Nominee	Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
M. C. Pigott	433,191,654	19,839,770	452,018	25,851,489
A. J. Carnwath	432,429,473	20,423,950	630,019	25,851,489
F. L. Feder	446,039,536	6,822,567	621,339	25,851,489
R. P. Feight	445,545,289	7,505,719	432,434	25,851,489
K. S. Hachigian	413,866,401	39,019,768	597,273	25,851,489
B. B. Hulit	451,051,164	1,746,275	686,003	25,851,489
R. C. McGeary	431,696,826	21,267,922	518,694	25,851,489
C. A. Niekamp	451,000,791	1,972,786	509,865	25,851,489
J. M. Pigott	440,136,995	12,915,191	431,256	25,851,489
G. Ramaswamy	448,488,234	4,492,608	502,600	25,851,489
M. A. Schulz	387,469,004	65,481,916	532,522	25,851,489
G. M. E. Spierkel	429,502,502	23,467,163	513,777	25,851,489

Item No. 2. Approval of Third Amended and Restated Restricted Stock and Deferred Compensation Plan for Non-Employee Directors.

Item No. 2 received the affirmative vote of a majority of the shares outstanding and entitled to vote on this item at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
442,070,404	10,545,103	867,935	25,851,489

Item No. 3. Advisory resolution to approve executive compensation.

Item No. 3 received the affirmative vote of a majority of the shares outstanding and entitled to vote on this item at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
424,735,111	27,969,066	779,265	25,851,489

Item No. 4. Advisory vote on the ratification of independent auditors.

Item No. 4 received the affirmative vote of a majority of the shares present and entitled to vote on this item at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
458,001,967	20,938,824	394,140	0

Item No. 5. Advisory vote on the frequency of executive compensation votes.

One Year received the highest number of affirmative votes of the shares present and entitled to vote at the meeting.

Shares Voted For One Year	Shares Voted For Two Years	Shares Voted For Three Years	Abstentions	Broker Nonvotes
287,153,492	1,052,214	157,852,779	7,424,957	25,851,489

Item No. 6. Stockholder proposal regarding a report on climate-related policy engagement.

Item No. 6 did not receive the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
129,116,604	311,931,537	12,435,301	25,851,489

(c) Not applicable.

(d) Not available at this time.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following are furnished as Exhibits to this Report.

Exhibit Number	Description

99.1	Press release of April 30, 2024 regarding Pierre R. Breber and Brice C. Hill

99.2	Press release of April 30, 2024 regarding Luiz A. S. Pretti

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date: May 3, 2024	By:	/s/ M. K. Walton
M. K. Walton Vice President and General Counsel